UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22782

EGA Frontier Diversified Core Fund

(Exact name of registrant as specified in charter)

155 West 19th Street, Floor 3
New York, NY 10011

(Address of principal executive offices) (Zip code)

Robert C. Holderith
155 West 19th Street, Floor 3
New York, NY 10011

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-201-389-6872

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EGA Frontier Diversified Core Fund

Annual Report
March 31, 2015

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Shareholder Letter
March 31, 2015

Dear Shareholder,

2014 was poised to be a great year for frontier market (FM) investors. A slow start in the first quarter turned into a strong second quarter as the broad MSCI FM index returned over 20% from March 15, 2014 to its peak at the beginning of August.1 Despite continued political tensions in the Middle East, Russia and the Baltic States and the risk of rate hikes by the U.S. Federal Reserve, FM companies climbed a wall of worry though early October.

That positive sentiment turned rapidly after October 8, 2014. A sudden and somewhat unexpected crash in the price of oil roiled FM currencies and their largest companies. The declining price of oil led to a much stronger U.S. dollar hurting U.S. based investors whose exposures were based outside of the US. Currencies in the largest and most oil dependant economies such as Nigeria, Oman and Qatar were especially hard hit as were energy, financial and even consumer companies across most FM countries. The broad MSCI FM Index finished the fiscal year ahead of where it started after a nearly 9% rally in the last few weeks of the year. Overall, the MSCI FM Index was down -3.62% from March 31, 2014 – March 31, 2015.2

Our broad range of products, including the EGA Frontier Diversified Core Fund, provides investors with the opportunity to access more diversified exposures to emerging and frontier markets and that mindset seems to be becoming more mainstream. More and more strategists have been shunning the broad benchmarks as an investment solution and suggesting a more thoughtful approach. I believe this fund is a good example of a quality and diversified frontier markets implementation tool. There have been numerous funds that have bucked the trend of providing broad based exposure that have also provided outcomes that did not match the broad index returns. Emerging Global Advisors (EGA) is happy to continue to focus on these types of funds and we appreciate your support of them.

As always, we remain committed to providing investors with the tools to help them allocate “within” rather than “to” emerging and frontier markets. Thank you for the trust you have placed in us through your investment.

Sincerely,

Robert C. Holderith
President
Emerging Global Advisors, LLC

Footnotes

1	Source: Bloomberg, MSCI as of March 31, 2015.
2	Source: Ibid.

EGA Frontier Diversified Core Fund   1

Shareholder Letter  (concluded)
March 31, 2015

This material must be accompanied or preceded by the prospectus.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.

Frontier markets countries generally have smaller economies or less developed capital markets than in more advanced developing markets and, as a result, the risks of investing in developing markets countries are magnified in frontier markets countries.

Small and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

Diversification does not ensure a profit or protect against loss.

MSCI Frontier Markets Index is an index that is designed to measure equity market performance of frontier markets.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results.

Robert Holderith is a registered representative of ALPS Distributors Inc. EGA Frontier Diversified Core Fund is distributed by ALPS Distributors Inc. ALPS Distributors, Inc. is not affiliated with EGA.

2   EGA Frontier Diversified Core Fund

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EGA Frontier Diversified Core Fund   3

Portfolio Summary (Unaudited)
EGA Frontier Diversified Core Fund

Industry Breakdown*

■ Financials	15.9%
■ Industrials	15.4
■ Telecommunications	14.2
■ Oil & Gas	14.1
■ Consumer Goods	13.7
■ Utilities	8.5
■ Health Care	8.5
■ Consumer Services	4.9
■ Basic Materials	3.5
■ Technology	1.3

Top Ten Holdings*

Gulf International Services QSC	3.2%
Qatar Electricity & Water Co.	3.2
GrameenPhone, Ltd.	3.1
Safaricom, Ltd.	3.0
Oando PLC	2.9
Nigerian Breweries PLC	2.9
Kenya Commercial Bank, Ltd.	2.9
Societatea Nationala de Gaze Naturale ROMGAZ SA	2.9
Zenith Bank PLC	2.9
East African Breweries, Ltd.	2.9

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGA Frontier Diversified Core Fund (ticker: FMCR)

EGA Frontier Diversified Core Fund (the “Fund”) is a closed-end interval fund that uses a quantitative screening approach to construct a portfolio of approximately 50 frontier market equity securities. The Fund seeks to achieve its investment objective by investing in exchange-listed frontier markets securities. Although it is not an index fund and does not seek to match the performance of any particular index, the Fund will invest in frontier market securities that are similar to those included in the FTSE Frontier Diversified Core Index.

The Fund had a total return of -3.25% at net asset value (“NAV”) for the quarter ended March 31, 2015 and 6.09%1 annualized return since its inception date of November 1, 2013. The Fund had a -4.25%1 return for the full year ended March 31, 2015. The Fund is designed to be broadly allocated by both country and industry within the frontier markets. As of March 31, 2015, the top five country weights were Qatar, Vietnam, Bangladesh, Nigeria and Oman and the top five industry weights were financials, industrials, telecommunications, oil & gas and consumer goods.

Portfolio attribution for the 12-month period ended March 31, 2015 generally shows that exposure to Qatar, Bangladesh and Kenya contributed to Fund performance, while exposure to Vietnam, Nigeria and Croatia detracted. By industry, exposure to telecommunication, health care and utilities largely contributed to Fund performance, while exposure to industrials, consumer services and technology detracted.

Frontier market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility, and lower trading volume. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Frontier markets countries generally have smaller economies or less developed capital markets than in more advanced developing markets and, as a result, the risks of investing in developing markets countries are magnified in frontier markets countries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche. Diversification does not assure a profit or protect against a loss.

For each quarterly repurchase offer, the Fund currently expects that it will offer to repurchase 25% of its outstanding shares for a particular repurchase offer. The Fund may lower the size of these repurchase offerings down to 5% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not currently expected that the Board will do so. There is no guarantee that you will be able to sell shares in an amount or at the time that you desire. A 2% early tender fee is charged for shares within one year of purchase.

FTSE Frontier Index tracks the performance of large, mid and small cap equities from eligible Frontier markets. One cannot invest directly in an index.

1	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commission, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

4   EGA Frontier Diversified Core Fund

EGA Frontier Diversified Core Fund

Performance as of 3/31/2015

	Total Returns
	Fund Net Asset Value	FTSE Frontier Index
1 year	-4.25%[1]	5.97%
Since Inception[2]	6.09%[1]	9.30%
1	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
2	November 1, 2013.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after fee waivers is 1.75%. The Fund’s investment advisor, EGA, has contractually agreed to waive all or a portion of its management fee in order to prevent the Fund’s total annual net expense ratio from exceeding 1.75% of the Fund’s average daily net assets without which performance would have been lower.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Frontier Diversified Core Fund   5

Shareholder Expense Example (Unaudited)

As a shareholder of the EGA Frontier Diversified Core Fund, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2014 to March 31, 2015).

Actual expenses

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid Through 3/31/2015” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under the Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line under the Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2014	Ending Account Value 3/31/2015	Annualized Expense Ratios for the Period	Expenses Paid Through 3/31/2015
EGA Frontier Diversified Core Fund
Actual[1]	$1,000.00	$859.42	1.75%	$8.11
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	1.75%	$8.80
1	Actual expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six months period).

6   EGA Frontier Diversified Core Fund

The Fund’s Repurchase Offers

Pursuant to Rule 23c-3 under the 1940 Act, the Fund has adopted the following fundamental investment policies relating to periodic repurchase offers, which may not be changed without a vote of a majority of the outstanding voting securities:

(1)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by SEC or its staff, or other regulatory authorities having jurisdiction or their staffs, from time to time, and in accordance with any exemptive relief granted by the SEC or other regulatory authority having jurisdiction from time to time;
(2)	The periodic interval between repurchase request deadlines will be not more than three months;
(3)	The repurchase request deadline (as defined in Rule 23c-3) for each repurchase offer will be a date between three and six weeks after the issuance of notification of the repurchase offer (or the next business day if such date is not a business day); and
(4)	Each repurchase pricing date (as defined in Rule 23c-3) will be not later than the 14th day after the preceding repurchase request deadline (or the next business day if the 14th day is not a business day).

Summary of Repurchase Offers — 4/1/14 through 3/31/15

Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
12/23/14	25%	10%	4,000.000

EGA Frontier Diversified Core Fund   7

Schedule of Investments
EGA Frontier Diversified Core Fund

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—98.8%
Bangladesh—15.5%
Bangladesh Submarine Cable Co., Ltd.	8,100	$12,690
GrameenPhone, Ltd.	6,500	29,925
Lafarge Surma Cement, Ltd.	18,500	27,225
Meghna Petroleum, Ltd.	5,200	13,648
Olympic Industries, Ltd.	9,000	25,714
Padma Oil Co., Ltd.	4,600	14,692
Square Pharmaceuticals, Ltd.	8,075	27,306
Total Bangladesh		151,200
Botswana—0.6%
Choppies Enterprises, Ltd.	15,700	6,267
Bulgaria—0.1%
Sopharma AD Sofia	455	852
Croatia—1.4%
Hrvatski Telekom dd	609	13,873
Estonia—0.8%
AS Tallinna Vesi Class A	223	3,377
Olympic Entertainment Group AS	1,914	3,967
Total Estonia		7,344
Jordan—0.5%
Jordan Phosphate Mines*	548	4,874
Kenya—8.9%
ARM Cement, Ltd.	2,200	1,905
East African Breweries, Ltd.	8,225	27,684
Kenya Commercial Bank, Ltd.	43,000	28,155
Safaricom, Ltd.	158,631	29,271
Total Kenya		87,015
Nigeria—10.7%
Lafarge Africa PLC	49,260	20,788
Nigerian Breweries PLC	39,132	28,250
Oando PLC	387,835	28,252
Zenith Bank PLC	263,729	27,797
Total Nigeria		105,087
Oman—10.0%
Al Jazeera Steel Products Co.	2,174	1,688
Al Maha Petroleum Products Marketing Co. LLC	53	296
Bank Muscat SAOG	20,238	27,650
Oman Investment & Finance	47,082	25,803
Oman Telecommunications Co. SAOG	6,050	26,400
Renaissance Services SAOG*	13,319	12,800
Sembcorp Salalah Power & Water Co.	504	3,076
Total Oman		97,713
Qatar—19.7%
Barwa Real Estate Co.	2,000	24,772
Gulf International Services QSC	1,181	31,137
Industries Qatar QSC	659	25,156
Medicare Group	689	26,926
Qatar Electricity & Water Co.	576	30,894
Vodafone Qatar	5,516	27,010
Widam Food Co.	1,683	27,224
Total Qatar		193,119

Investments	Shares/Principal	Value
Romania—5.0%
Societatea Nationala de Gaze Naturale ROMGAZ SA	3,301	$28,150
Transelectrica SA	2,983	20,685
Total Romania		48,835
Slovenia—3.8%
Krka dd Novo mesto	407	26,839
Telekom Slovenije DD	74	10,634
Total Slovenia		37,473
Sri Lanka—4.7%
Commercial Bank of Ceylon PLC	15,683	19,478
John Keells Holdings PLC	17,760	26,592
Total Sri Lanka		46,070
Vietnam—17.1%
HAGL JSC*	24,843	23,627
PetroVietnam Construction JSC*	114,400	23,883
PetroVietnam Fertilizer & Chemicals JSC	18,750	25,400
PetroVietnam General Services JSC	24,250	22,051
PetroVietnam Technical Service Corp.	21,700	22,752
Pha Lai Thermal Power JSC	22,890	24,318
Tan Tao Investment & Industry Corp.*	77,920	24,943
Total Vietnam		166,974
TOTAL COMMON STOCKS
(Cost: $1,002,666)		966,696
CONVERTIBLE BOND—0.1%
Oman—0.1%
Bank Muscat SAOG, 3.50%, 3/19/18#§
(Cost: $—)	$2,863	744
TOTAL INVESTMENTS IN SECURITIES—98.9%
(Cost: $1,002,666)		967,440
Other Assets in Excess of Liabilities—1.1%		10,433
Net Assets—100.0%		$977,873

*	Non-income producing security.
#	Fair valued security.
§	Illiquid.

Summary by Industry	Value	% of Net Assets
Basic Materials	$33,867	3.5%
Consumer Goods	132,499	13.5
Consumer Services	47,273	4.8
Financials	153,539	15.7
Health Care	81,923	8.4
Industrials	149,447	15.3
Oil & Gas	136,739	14.0
Technology	12,690	1.3
Telecommunications	137,113	14.0
Utilities	82,350	8.4
Total Investments	967,440	98.9
Other Assets in Excess of Liabilities	10,433	1.1
Net Assets	$977,873	100.0%

The accompanying notes are an integral part of these financial statements.

8   EGA Frontier Diversified Core Fund

Statement of Assets and Liabilities
EGA Frontier Diversified Core Fund

March 31, 2015

EGA Frontier Diversified Core Fund
ASSETS:
Cost of Investments:	$1,002,666
Investments at value	967,440
Foreign cash*	42,691
Receivables:
Dividends and interest	8,506
Foreign tax reclaims	88
Investment securities sold	4,543
Total Assets	1,023,268
LIABILITIES:
Payables:
Accrued investment advisory fees	1,257
Due to custodian	32,528
Investment securities purchased	11,400
Accrued expenses and other liabilities	210
Total Liabilities	45,395
NET ASSETS	$977,873
NET ASSETS:
Paid-in capital	$1,012,749
Undistributed (accumulated) net investment income	7,902
Undistributed (accumulated) net realized loss on investments and foreign currency transactions	(7,554)
Net unrealized depreciation on investments and on foreign currency translation	(35,224)
NET ASSETS	$977,873
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	36,890
Net asset value per share	$26.51
* Cost of foreign cash:	$42,691

The accompanying notes are an integral part of these financial statements.

EGA Frontier Diversified Core Fund   9

Statement of Operations
EGA Frontier Diversified Core Fund

Year Ended March 31, 2015

EGA Frontier Diversified Core Fund
INVESTMENT INCOME:
Dividend income*	$31,849
Interest income	88
Total investment income	31,937
EXPENSES:
Investment advisory fees	14,856
Administration and Accounting fees	9,438
Custody Fees	23,341
Transfer Agent Fees	47,474
Licensing Fees	16,536
Printing & Filing Fees	4,414
Compliance Fees	6,490
Legal Fees	63,998
Audit Fees	15,000
Trustees Fees	3,400
Miscellaneous Fees	3,480
Total expenses before waivers and reimbursements	208,427
Less: Waivers and reimbursements of expenses by Advisor	(191,095)
Net expenses	17,332
Net investment income	14,605
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	14,719
Foreign currency transactions	(4,741)
Net realized gain	9,978
Change in unrealized appreciation (depreciation) on:
Investments	(48,246)
Foreign currency translations	2
Change in unrealized depreciation	(48,244)
Net realized and unrealized loss on investments and foreign currency translations	(38,266)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,661)
* Net of foreign taxes withheld of:	$1,644

The accompanying notes are an integral part of these financial statements.

10   EGA Frontier Diversified Core Fund

Statements of Changes in Net Assets
EGA Frontier Diversified Core Fund

	For the Year Ended March 31, 2015	For the Period November 1, 2013[1] Through March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$14,605	$615
Net realized gain (loss) on investments and foreign currency transaction	9,978	(117)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	(48,244)	13,020
Net increase (decrease) in net assets resulting from operations	(23,661)	13,518
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,420)	—
Net realized gain	(22,313)	—
Total distribution	(24,733)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,000,000	—
Distribution reinvested	24,733
Cost of shares redeemed	(111,984)	—
Net increase (decrease) in net assets resulting from capital share transactions	912,749	—
Net Increase in Net Assets	864,355	13,518
NET ASSETS:
Beginning of period	113,518	100,000
End of period	$977,873	$113,518
Undistributed (accumulated) net investment income included in net assets at end of period	$7,902	$458
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	4,000	4,000
Shares sold	35,987	—
Shares reinvested	903
Shares redeemed	(4,000)	—
Shares outstanding, end of period	36,890	4,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

EGA Frontier Diversified Core Fund   11

Financial Highlights
EGA Frontier Diversified Core Fund

For a share outstanding throughout each period

	For the Year Ended March 31, 2015	For the Period November 1, 2013[1] Through March 31, 2014
Net asset value, beginning of period	$28.38	$25.00
Investment operations:
Net investment income[2]	0.42	0.15
Net realized and unrealized gain (loss) on investments and foreign currency translation	(1.60)	3.23
Total from investment operations	(1.18)	3.38
Distributions to shareholders:
Net investment income	(0.07)	–
Net realized gains	(0.62)	–
Total distributions	(0.69)	–
Net asset value, end of period	$26.51	$28.38
NET ASSET VALUE TOTAL RETURN[3],[4]	(4.25)%	13.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's ommited)	$978	$114
Ratios to average net assets:
Expenses, net of expense waivers and reimbursements	1.75%	1.75%[5]
Expenses, prior to expense waivers and reimbursements	21.04%	178.90%[5]
Net Investment income	1.47%	1.38%[5]
Portfolio turnover rate	83%	1%[6]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the applicable periods shown, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-advisor.
4	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
5	Annualized.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

12   EGA Frontier Diversified Core Fund

Notes to Financial Statements
March 31, 2015

1. ORGANIZATION

The EGA Frontier Diversified Core Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified, management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases at net asset value. The Fund’s investment objective is to seek long-term capital appreciation by investing in exchange-listed frontier market securities. The fund commenced operations on November 1, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Fund that have not yet occurred; however, the Fund expects any risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of the Fund is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Foreign equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded. U.S. listed equity securities and listed ADRs and GDRs are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. U.S. equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by management of the Fund.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding

EGA Frontier Diversified Core Fund   13

Notes to Financial Statements  (continued)
March 31, 2015

taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Federal Income Taxes

The Fund has qualified and continues to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to its shareholders. The Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the Fund will pay the applicable tax. The Fund may distribute such investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Distributions to shareholders are recorded on the ex-dividend date.

The Fund is subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the Fund and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current period. Accounting for uncertainty in income taxes requires management of the Fund to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2015, open federal and state income tax years include the tax years or periods ended March 31, 2014 and March 31, 2015. The Fund has no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

All shareholders bear the common expenses of the Fund. Please refer to Note 8 for a further discussion on the Fund’s expenses.

Offering Costs

EGA has agreed to pay all offering costs.

3. INVESTMENT RISKS

Investments in frontier markets countries are a subset of developing markets countries. Frontier markets countries generally have smaller economies or less developed capital markets than traditional developing markets and, as a result, the risks of investing in developing markets countries are magnified in frontier markets countries.

The Fund invests, under normal circumstances, in exchange-listed frontier markets securities. These securities may be less liquid than securities of companies in more developed markets. During the period, the Fund may invest a significant portion of its assets in cash or cash equivalents and, to the extent so invested, may not be able to achieve its investment objective.

4. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc. (the “Distributor”) serves as distributor of the Fund’s Shares. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes the Fund’s Shares. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other financial intermediaries for the sale and distribution of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

14   EGA Frontier Diversified Core Fund

Notes to Financial Statements  (continued)
March 31, 2015

5. FEDERAL INCOME TAX MATTERS

For the year ended March 31, 2015, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost of Investments*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
EGA Frontier Diversified Core Fund	$1,003,361	$74,822	$(110,743)	$(35,921)
*	Cost of investments on a tax basis, includes the adjustments for financial reporting purposes, as of the most recently completed Federal income tax reporting period-end.

For the year ended March 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
EGA Frontier Diversified Core Fund	$7,902	$(6,859)	$(35,919)	$(34,876)

For the year ended March 31, 2015, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
EGA Frontier Diversified Core Fund	$(4,741)	$4,741	$—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

6. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and

EGA Frontier Diversified Core Fund   15

Notes to Financial Statements  (continued)
March 31, 2015

Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities carried at fair value:

	Quoted Prices in Active Markets (Level 1)	Other Significant Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	Common Stocks		Convertible Bond	Total
EGA Frontier Diversified Core Fund*	$966,696	$—	$744	$967,440
*	Please refer to the Schedule of Investments to view securities segregated by country.

Reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining the fair value during the year ended March 31, 2015:

Balance as of March 31, 2014	$—
Realized gain(loss)[1]	—
Change in urealized appreciation[2]	744
Purchase	—	[5]
Sales	—
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of March 31, 2015	$744
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2015 is:	$744
1	This amount is included in net realized gain (loss) from investment transactions in the Statement of Operations.
2	This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
3	Transfers into level 3 are as a result of the unavailability of a quoted price in an active market for a identical investment of the availability of other significant observable inputs.
4	Transfers out of level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.
5	Level 3 security acquired during the period with a zero cost through a spin-off corporate action.

The Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) Emerging Global Advisors, LLC (“EGA” or the “Advisor”) believes that the values available are unreliable. The Fund’s Valuation Committee (the “Committee”) performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In determining fair valuations, inputs may include market-based analytics, which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of securities that are fair valued for more than five days.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Significant changes in any of the unobservable inputs may significant impact the fair value measurement. A significant increase (decrease) in the comparable benchmark may result in a corresponding increase (decrease) in fair value. A significant increase (decrease) in the illiquidity discount may result in a corresponding decrease (increase) in fair value.

16   EGA Frontier Diversified Core Fund

Notes to Financial Statements  (concluded)
March 31, 2015

7. INVESTMENT TRANSACTIONS

The table below displays the Fund’s investment transactions during the period ended March 31, 2015. The Purchases column represents the aggregate purchases of investments excluding cost of short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from short-term investments. The transactions for each of these categories are as follows:

	Purchases	Sales
	Long Term	Long Term
EGA Frontier Diversified Core Fund	$1,684,658	$796,113

8. INVESTMENT ADVISORY AND OTHER AGREEMENTS

EGA acts as the Fund’s investment advisor pursuant to the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”). Pursuant to the Advisory Agreement, EGA has overall responsibility for the management and investment of the Fund’s securities portfolio. For the investment advisory services provided to the Fund, EGA is entitled to receive an annual fee equal to 1.50% of the Fund’s average daily net assets.

EGA has contractually agreed to waive all or a portion of its management fee in order to prevent the Fund’s Total Annual Expenses After Fee Waiver and/or Expense Reimbursement from exceeding 1.75% of the Fund’s average daily net assets through at least July 31, 2015.

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Fund Accountant pursuant to a Fund Administration and Accounting Agreement and a Custody Agreement, as the case may be. BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent pursuant to a Transfer Agency and Service Agreement.

From Inception, ALPS Fund Services, Inc. (“AFS”), an affiliate of the Distributor, provided a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Officer (“AML Officer”) as well as certain additional compliance support functions under a Compliance Services Agreement. As compensation for the foregoing services, AFS received certain out of pocket costs, fixed and asset-based fees, which were accrued daily and paid monthly by the Fund. Effective September 1, 2014, AFS is no longer providing Compliance or Anti-Money Laundering services to the Fund. An employee of EGA now serves as CCO and AML Officer of the Fund.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of this report, and has determined that there are no material events that impacted the Fund’s financial statements.

EGA Frontier Diversified Core Fund   17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
EGA Frontier Diversified Core Fund

We have audited the accompanying statement of assets and liabilities of EGA Frontier Diversified Core Fund (the “Fund”), including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period November 1, 2013 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EGA Frontier Diversified Core Fund as of March 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period November 1, 2013 through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 27, 2015

18   EGA Frontier Diversified Core Fund

Board Review and Approval of Advisory Contracts (Unaudited)

At the February 26, 2015 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Frontier Diversified Core Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (“1940 Act”)) of the Fund (the “Independent Trustees”), approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and the Fund, for the period March 1, 2015 until February 29, 2016.

In considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that EGA provided and expects to provide to the Fund, and the fee that EGA charges for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP, counsel to the Fund and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

In addition, the Board considered data compiled by EGA from an unaffiliated third party proprietary database comparing the advisory fee, expense ratio and performance of the Fund with the advisory fees, expense ratios and performance of other Institutional share class mutual funds having similar investment objectives and underlying holdings (the “Peer Group”). The data for the Peer Group included expense ratio information both before fee waivers and reimbursements (the “gross expense ratio”) and after fee waivers and reimbursements (the “net expense ratio”). The Board discussed the criteria used by EGA for selecting the Peer Group, noting that the Peer Group was constructed of mutual funds instead of closed-end funds due to the limited number of products pursuing a similar strategy to the Fund. The Board noted that the Peer Group and the Peer Group metrics for the Fund included the Fund itself. The Board, including the Independent Trustees, concluded that the data was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services provided, and to be provided, to the Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; the expense ratio and investment performance of the Fund; any ancillary benefits realized by EGA due to its relationship with the Fund (i.e., “fall-out” benefits); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to the Fund:

(a) The nature, extent, and quality of services provided to the Fund by EGA. The Board reviewed the services that EGA has provided, and is expected to provide, for the Fund. In connection with the advisory services provided to the Fund, the Board noted EGA’s significant responsibilities as the Fund’s investment adviser, including: implementation of the investment management program of the Fund; management of the day-to-day investment and reinvestment of the assets in the Fund; and oversight of general portfolio compliance with relevant law. The Board noted that it had also reviewed and considered most, if not all, of these items at its meetings throughout the course of the year.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an adviser to the Fund. The Board also noted EGA’s procedures to manage potential conflicts of interest and EGA’s belief that management of the Fund and the funds in EGA Emerging Global Shares Trust (together, the “EGA Fund Complex”) does not present a material conflict of interest. Based on their consideration and review of the foregoing information, the Board concluded that the Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services provided. The Board compared both the services rendered and the fees paid pursuant to the Advisory Agreement for the Fund to the contractual advisory fees of other registered investment advisers providing services to similar funds in the Peer Group. In particular, the Board compared the Fund’s advisory fee and expense ratio, both before and after the fee waiver and expense reimbursement paid by EGA pursuant to a written agreement between EGA and the Fund, to the advisory fees and expense ratios of the other funds in the Fund’s Peer Group as of December 31, 2014.

The Board noted that the advisory fee of the Fund was equal to the maximum advisory fee charged by the other funds in the Fund’s Peer Group. The Board also noted that the gross expense ratio and net expense ratio of the Fund were below the median and average gross expense ratio and net expense ratio, respectively, of the other funds in the Fund’s Peer Group.

EGA Frontier Diversified Core Fund   19

Board Review and Approval of Advisory Contracts (Unaudited) (concluded)

After comparing the Fund’s advisory fee and expense ratio with those of the other funds in the Fund’s Peer Group, and in light of the nature, quality, and extent of services provided by EGA and the costs incurred by EGA in rendering those services, the Board concluded that the advisory fee paid to EGA with respect to the Fund was fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale were realized as the Fund grew and whether fee levels reflect such economies of scale. The Board received information and reviewed EGA’s profitability with respect to the Fund, including the fees and expenses waived and reimbursed by EGA. The Board acknowledged EGA’s willingness to waive fees and/or reimburse expenses in order to cap the costs paid by the Fund’s shareholders, and the effect of such commitment on EGA’s profitability based on information presented to the Board.

The Board considered economies of scale and the asset level of the Fund. Although the Fund was not yet at a sufficient size to be experiencing economies of scale, the Board considered EGA’s profitability with respect to other funds in the EGA Fund Complex, noting that EGA had in the past introduced breakpoints to its advisory fee for certain funds in the EGA Fund Complex when assets under management had reached a significant size. The Board received information regarding EGA’s financial condition and reviewed EGA’s financial statements.

The Board considered fall-out benefits received by EGA from its relationship with the Fund. EGA acknowledged positive reputational benefits from the success of the funds in the EGA Fund Complex, which includes the Fund, but informed the Board that no other fall-out benefits were received by EGA with respect to the Fund because it does not use affiliated service providers.

The Board concluded that EGA’s level of profitability with respect to the Fund was reasonable and consistent with the level of services that EGA provides to the Fund.

(d) Investment performance of EGA. The Board considered the investment performance of the Fund, comparing the Fund’s one-year performance to the performance of the funds in the Fund’s Peer Group. The Board noted that the performance of the Fund during the one-year period was equal to the median, but below the average, performance of the funds in the Fund’s Peer Group. The Board also noted that EGA discussed at each quarterly meeting the factors contributing to the Fund’s investment performance. The Board concluded that the investment performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the reports that the Board had received and reviewed throughout the year, the Board, including the Independent Trustees, concluded that the advisory fee and expense ratio were reasonable in relation to the services provided, and to be provided, by EGA to the Fund, as well as the costs incurred and benefits gained by EGA in providing such services. As a result, the Board, including the Independent Trustees, determined that the approval of the continuance of the Advisory Agreement with EGA was in the best interest of the Fund and its shareholders.

20   EGA Frontier Diversified Core Fund

Board of Trustees and Officers  (Unaudited)

The Trustees and officers of the Fund, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Fund is 155 West 19th Street, New York, NY 10011. The Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, upon request at 155 West 19th Street, New York, NY 10011.

Name and Year of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008.	17	Daxor Corp. (Medical Products and Biotechnology), since 2004.
Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008.	17	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	Bridgeton Holdings LLC (real estate investment and development), Chief Operating Officer & General Counsel, since 2013; Ridgewood Capital Advisors LLC (consulting and business advisory services), President since 2012; HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, 2004 to 2011.	17	None
Interested Trustees
Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer since September 2008.	17	None
1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Fund and the EGA Emerging Global Shares Trust, which together consist of seventeen funds. As of March 31, 2015, eleven funds were operational.
3	Mr. Holderith is considered to be an “interested persons” of the Trust as defined in the 1940 Act, due to his relationship with EGA, the Funds’ Advisor.

EGA Frontier Diversified Core Fund   21

Board of Trustees and Officers  (Unaudited) (concluded)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1960	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since January 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006 – 2011; UBS (and its predecessor, PaineWebber), 1983 – 2009 (including various executive positions starting in 2001).
Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1973	Principal Financial Officer, Vice President and Treasurer	Since 2013	Emerging Global Advisors, LLC, Member and Chief Financial Officer since August 2012. Goldman, Sachs & Co., Managing Director, Financial Institutions Group, since October 2009. UBS Investment Bank, Executive Director, Director, Associate Director, 2002 – 2009.
Joseph Signora Emerging Global Advisors, LLC 155 West 19th Street 3rd Floor New York, NY 10011 1976	Chief Compliance Officer	Since September 2014	Deputy Chief Compliance Officer, Emerging Global Advisors, LLC, since July 2014; Director of Compliance, Van Eck Associates Corp. (advisory firm), 2011 to June 2014; Vice President, Compliance, Artio Global Management LLC, 2007 to 2011.
1	Officers of the Fund are elected by the Trustees and serve at the pleasure of the Board.

22   EGA Frontier Diversified Core Fund

General Information (Unaudited)

Investment Advisor
Emerging Global Advisors, LLC
155 West 19th Street, 3rd Floor
New York, NY 10011

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGA Frontier Diversified Core Fund’s proxy voting, policies, procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the Fund’s website www.egshares.com, or by accessing the Securities and Exchange Commission’s (“the SEC”) website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares and other information.

EGA Frontier Diversified Core Fund   23

155 West 19th Street
New York, NY 10011
(888) 800-4EGS (4347)
www.egshares.com

EGA Frontier Diversified Core Fund

EGA Frontier Diversified Core Fund distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. Robert Willens, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the 2015 fiscal year are $13,000 and for the period November 1, 2013 (commencement of operations) to March 31, 2014 are $13,000.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for fiscal year 2015 and $2,000 for the period November 1, 2013 (commencement of operations) to March 31, 2014. The fees incurred in 2014 were related to the Registrant’s seed balance audit.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 for fiscal year 2015 and $2,000 for the period November 1, 2013 (commencement of operations) to March 31, 2014. The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for fiscal year 2015 and $0 for the period November 1, 2013 (commencement of operations) to March 31, 2014.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant 's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 for fiscal year 2015 and $0 for the period November 1, 2013 (commencement of operations) to March 31, 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the Proxy Voting Policies and procedures of the Registrant and its Adviser are attached as exhibits hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Registrant’s portfolio. Mr. Holderith has been a Portfolio Manager of the Registrant since July 2014. Mr. Moudachirou has been a Portfolio Manager of the Registrant since its inception in November 2013.

•	Robert C. Holderith has been the President of EGA since he founded the Firm in 2008, and prior to becoming portfolio manager for the Fund in July, 2014, he supervised the portfolio management of the Fund through April, 2014. Mr. Holderith previously held executive positions at ProFund Advisors, lastly as Managing Director, Institutional Sales and Investment Analytics serving on the company’s ETF Steering, Product Development, Strategic and Tactical Distribution, and Product Launch teams. Earlier, he spent nine years at UBS, where as a senior member of UBS’ wealth management team, he helped develop the firm’s first ETF models and an advisory ETF Portfolio Management platform. He has been using ETF products, modeling ETF portfolios, and has developed numerous ETF-based business models since 2000.

•	Habib Moudachirou joined Emerging Global Advisors in January 2012 and is an Executive Director serving as portfolio manager. Prior to joining EGA, Mr. Moudachirou was a financial engineer and fund structurer at HSBC Global Asset Management in New York from December 2001 to December 2011. He worked within the quantitative business team from July 2005 to December 2011 and was a portfolio manager from October 2002 to July 2005 at Sinopia Asset Management — HSBC’s quantitative asset management arm — in Paris. Mr. Moudachirou was also an equities and derivatives trader from December 2001 to October 2002. He holds a dual M.Sc. in Statistical Engineering and Quantitative Finance and is a certified Financial Risk Manager.

The Portfolio Managers generally have final authority over all aspects of the Registrant’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the Portfolio Managers may perform these functions, and the nature of these functions, may change from time to time.

Compensation of the Portfolio Managers and Other Accounts Managed.

For their services as portfolio managers of the Registrant, Robert Holderith and Habib Moudachirou receive an annual salary from the Adviser and an annual bonus from time to time based on individual performance and the overall profitability of the Adviser. As of March 31, 2015, Messrs. Holderith and Moudachirou managed 10 other funds that are series of the EGA Emerging Global Shares Trust and which totaled $1.70 billion in assets. None of the funds managed by Messrs. Holderith and Moudachirou are subject to a performance fee. Messrs. Holderith and Moudachirou do not manage any other accounts.

Description of Material Conflicts of Interest.

The funds of the EGA Emerging Global Shares Trust that are managed by Messrs. Holderith and Moudachirou may have different investment strategies than the Registrant. The Adviser does not believe that management of the different funds of the EGA Emerging Global Shares Trust presents a material conflict of interest for Messrs. Holderith and Moudachirou because such funds each have an investment objective to replicate their respective benchmark indices. Although not an index fund, the Registrant closely tracks its benchmark index. In addition, any potential conflicts arising as a result of allocation of investment opportunities are managed and mitigated under the Adviser’s Allocation and Aggregation Policy.

Portfolio Managers’ Ownership of Shares of the Registrant.

As of the date of this N-CSR, Messrs. Holderith and Moudachirou did not own any shares of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.1 other) Registrant’s Proxy Voting Policy and Procedures.

(12.2 other) Adviser’s Proxy Voting Policy and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  EGA Frontier Diversified Core Fund

By (Signature and Title)* /s/ Robert C. Holderith

Robert C. Holderith, President

(principal executive officer)

Date  June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert C. Holderith

Robert C. Holderith, President

(principal executive officer)

Date  June 3, 2015

By (Signature and Title)* /s/ Susan M. Ciccarone

Susan M. Ciccarone, Chief Financial Officer

(principal financial officer)

Date  June 2, 2015

* Print the name and title of each signing officer under his or her signature.